         EXHIBIT 10(a)(b) TO FRONTSTEP, INC. ANNUAL REPORT ON FORM 10-K

                          TRADEMARK SECURITY AGREEMENT
                          ----------------------------


                  This TRADEMARK SECURITY AGREEMENT (this "Agreement"), dated as of July 17, 2001 is made by FRONTSTEP, INC., an Ohio corporation, FRONTSTEP SOLUTIONS GROUP, INC., an Ohio corporation, and BRIGHTWHITE SOLUTIONS, INC., an Ohio corporation (each a "Debtor" and collectively, jointly and severally, the "Debtors"), in favor of FOOTHILL CAPITAL CORPORATION, a California corporation, as agent for the Lenders referred to below (the "Secured Party").

                                    RECITALS
                                    --------


                  A. The Debtors, Frontstep Canada, Inc., the financial institutions party thereto from time to time (the "Lenders") and the Secured Party have entered into that certain Loan and Security Agreement, of even date herewith (as amended, restated, modified, renewed or extended from time to time, the "Loan Agreement"), pursuant to which the Lenders have agreed (among other things) to make loans to the Debtors in an aggregate principal amount at any one time outstanding not to exceed the Maximum Revolver Amount (as defined in the Loan Agreement), and pursuant to which the Debtors have granted to the Secured Party for the benefit of the Lenders security interests in (among other things) all or substantially all of the general intangibles of the Debtors.

                  B. Pursuant to the Loan Agreement and as one of the conditions precedent to the obligations of the Secured Party and the Lenders under the Loan Agreement, each of the Debtors have agreed to execute and deliver this Agreement to the Secured Party for filing with the PTO and with any other relevant recording systems in any domestic jurisdiction, and as further evidence of and to effectuate the Secured Party's existing security interests in the trademarks and other general intangibles described herein.


                                   ASSIGNMENT
                                   ----------


                  NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Debtor hereby agrees in favor of the Secured Party as follows:

          1.       DEFINITIONS; INTERPRETATION.

                  (a) CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings:

                  "DEBTORS" shall have the meaning ascribed to such term in the recitals to this Agreement.

                  "DEBTOR" and "DEBTORS" shall have the meaning ascribed to such terms in the introductory paragraph of this Agreement.

                  "EVENT OF DEFAULT" means any Event of Default under the Loan Agreement.

                  "PROCEEDS" means whatever is receivable or received from or upon the sale, lease, license, collection, use, exchange or other disposition, whether voluntary or involuntary, of any Trademark Collateral, including "proceeds" as defined in UCC Section 9-102(a)(64), all insurance proceeds, and all proceeds of Proceeds. Proceeds shall include (i) any and all accounts, chattel paper, instruments, general intangibles, cash and other proceeds, payable to or for the account of any Debtor, from time to time in respect of any of the Trademark Collateral, (ii) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to or for the account of any Debtor from time to time with respect to any of the Trademark Collateral, (iii) any and all claims and payments (in any form whatsoever) made or due and payable to any Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Trademark Collateral by any Person acting under color of governmental authority, and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Trademark Collateral or for or on account of any damage or injury to or conversion of any Trademark Collateral by any Person.

                  "PTO" means the United States Patent and Trademark Office and any successor thereto.

                  "SECURED OBLIGATIONS" shall mean, with respect to each Debtor, all liabilities, obligations, or undertakings owing by such Debtor to the Secured Party and the Lenders of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Loan Agreement, any of the other Loan Documents, or this Agreement, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest (including interest that accrues after the filing of a case under the Bankruptcy Code) and any and all costs, fees (including attorneys fees), and expenses which such Debtor is required to pay pursuant to any of the foregoing, by law, or otherwise.

                  "SECURED PARTY" shall have the meaning ascribed to such term in the introductory paragraph of this Agreement.

                  "TRADEMARK COLLATERAL" has the meaning set forth in SECTION 2.

                  "TRADEMARKS" has the meaning set forth in SECTION 2.

                  "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York.

                  "UNITED STATES" and "U.S." each mean the United States of America.

                     (b) TERMS DEFINED IN UCC. Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings ascribed to them in the UCC.

                     (c) INTERPRETATION. In this Agreement, except to the extent the context otherwise requires:

                  (i) Any reference to a Section or a Schedule is a reference to a section hereof, or a schedule hereto, respectively, and to a subsection or a clause is, unless otherwise stated, a reference to a subsection or a clause of the Section or subsection in which the reference appears.

                  (ii) The words "hereof," "herein," "hereto," "hereunder" and the like mean and refer to this Agreement as a whole and not merely to the specific Section, subsection, paragraph or clause in which the respective word appears.

                  (iii) The meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined.

                  (iv) The words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation."

                  (v) References to agreements and other contractual instruments shall be deemed to include all subsequent amendments, restatements, supplements, refinancings, renewals, extensions, and other modifications thereto.

                  (vi) References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation referred to.

                  (vii) Any captions and headings are for convenience of reference only and shall not affect the construction of this Agreement.

                  (viii) Capitalized words not otherwise defined herein shall have the respective meanings assigned to them in the Loan Agreement.

                  (ix) In the event of a direct conflict between the terms and provisions of this Agreement and the Loan Agreement, it is the intention of the parties hereto that both such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of the Loan Agreement shall control and govern; PROVIDED, HOWEVER, that the inclusion herein of additional -------- ------- obligations on the part of any Debtor and supplemental rights and remedies in favor of the Secured Party (whether under New York law or applicable federal law), in each case in respect of the Trademark Collateral, shall not be deemed a conflict with the Loan Agreement.

         2. SECURITY INTEREST.

            (a) ASSIGNMENT AND GRANT OF SECURITY IN RESPECT OF THE SECURED OBLIGATIONS. To secure the prompt payment and performance of the Secured Obligations, each Debtor hereby grants, assigns, transfers and conveys to the Secured Party for the benefit of the Lenders a continuing, first priority security interest in all of such Debtor's right, title and interest in and to the following property, whether now existing or hereafter acquired or arising and whether registered or unregistered (collectively, the "Trademark Collateral"):

                  (i) all common law, state and federal trademarks, service marks and trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, Internet domain names, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, together with and including all licenses therefor held by such Debtor, and all registrations and recordings thereof, and all applications filed or to be filed in connection therewith, including registrations and applications in the PTO, any State of the United States (but excluding each application to register any trademark, service mark, or other mark prior to the filing under applicable law of a verified and accepted Statement of Use (or the equivalent) for such trademark or service mark) and all extensions or renewals thereof, including without limitation any of the foregoing identified on SCHEDULE A hereto and any and all variations thereof (as such schedule may be amended, modified or supplemented from time to time), and the right (but not the obligation) to register claims under any state or federal trademark law or regulation and to apply for, renew and extend any of the same, to sue or bring opposition or cancellation proceedings in the name of the applicable Debtor or in the name of the Secured Party or in the name of the Secured Party for past, present or future infringement or unconsented use thereof, and all rights arising therefrom throughout the world (collectively, the "Trademarks");

                  (ii) all claims, causes of action and rights to sue for past, present or future infringement or unconsented use of any Trademarks and all rights arising therefrom and pertaining thereto;

                  (iii) all general intangibles (as defined in the UCC) related to or arising out of any of the Trademarks and all the goodwill of Debtors' business symbolized by the Trademarks or associated therewith; and

                  (iv) all Proceeds of any and all of the foregoing.

            (b) CONTINUING SECURITY INTEREST. Each Debtor hereby agrees that this Agreement shall create a continuing security interest in the Trademark Collateral which shall remain in effect until terminated in accordance with
SECTION 18.

            (c) INCORPORATION INTO LOAN AGREEMENT. This Agreement shall be fully incorporated into the Loan Agreement and all understandings, agreements and provisions contained in the Loan Agreement shall be fully incorporated into this Agreement. Without limiting the foregoing, the Trademark Collateral described in this Agreement shall constitute part of the Collateral in the Loan Agreement.

            (d) LICENSES. Anything in the Loan Agreement or this Agreement to the contrary notwithstanding, each Debtor may grant exclusive or non-exclusive licenses of the Trademark Collateral (subject to the security interest of the Secured Party therein) in the ordinary course of business consistent with past practice.

         3. FURTHER ASSURANCES; APPOINTMENT OF THE SECURED PARTY AS ATTORNEY-IN-FACT. Each Debtor at its expense shall execute and deliver, or cause to be executed and delivered, to the Secured Party any and all documents and instruments, in form and substance satisfactory to the Secured Party, and take any and all action, which the Secured Party, in the exercise of its Permitted Discretion, may request from time to time, to perfect and continue the perfection or to maintain the priority of, or provide notice of the security interest in, or maintain, preserve and protect the Trademark Collateral held by the Secured Party and to accomplish the purposes of this Agreement. Each Debtor hereby irrevocably constitutes and appoints the Secured Party (and any of the Secured Party's officers or employees or agents designated by the Secured Party) as such Debtor's true and lawful attorney-in-fact with full power and authority (i) if any Debtor refuses to execute and deliver, or fails timely to execute and deliver, any of the documents it is requested to execute and deliver by the Secured Party in accordance with the foregoing after written notice of such request has been delivered by the Secured Party to such Debtor and such Debtor has failed to do so within ten (10) days thereof, the Secured Party shall have the right, in the name of such Debtor, or in the name of the Secured Party or otherwise, without notice to or assent by such Debtor, to sign the name of such Debtor on all or any of such documents or instruments and perform all other acts that the Secured Party in the exercise of its Permitted Discretion deems necessary or advisable in order to perfect or continue the perfection of, maintain the priority or enforceability of or provide notice of the security interest in the Trademark Collateral held by the Secured Party, and (ii) after the occurrence and during the continuance of any Event of Default, to execute any and all other documents and instruments, and to perform any and all acts and things for and on behalf of such Debtor, which the Secured Party, in the exercise of its Permitted Discretion, may deem necessary or advisable to perfect or continue the perfection of, maintain the priority or enforceability of, provide notice of the security interest in the Trademark Collateral held by the Secured Party or maintain, preserve and protect the Trademark Collateral and to accomplish the purposes of this Agreement, including (A) to defend, settle, adjust or institute any action, suit or proceeding with respect to the Trademark Collateral, (B) to assert or retain any rights under any license agreement for any of the Trademark Collateral, including any rights of such Debtor arising under Section 365(n) of the Bankruptcy Code, and (C) to execute any and all applications, documents, papers and instruments for the Secured Party to use the Trademark Collateral, to grant or issue any exclusive or non-exclusive license with respect to any Trademark Collateral, and to assign, convey or otherwise transfer title in or dispose of the Trademark Collateral. The power of attorney set forth in this
SECTION 3, being coupled with an interest, is irrevocable so long as this Agreement shall not have terminated in accordance with SECTION 18.

         4. REPRESENTATIONS AND WARRANTIES. Each Debtor jointly and severally represents and warrants to the Secured Party, as follows:

            (a) NO OTHER TRADEMARKS. SCHEDULE A sets forth a true and correct list of all of the existing Trademarks that are registered, or for which any application for registration has been filed with the PTO or any corresponding or similar trademark office of any other U.S. jurisdiction, and that are owned or held (whether pursuant to a license or otherwise) and used by such Debtor.

            (b) TRADEMARKS SUBSISTING. Each of the Trademarks listed on SCHEDULE A is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and, to the best of such Debtor's knowledge, each of the Trademarks set forth on SCHEDULE A is valid and enforceable.

         (c) OWNERSHIP OF TRADEMARK COLLATERAL; NO VIOLATION. Except as set forth on Schedule 5.16(a) to the Loan Agreement, (i) such Debtor has rights in and good and defensible title to the existing Trademark Collateral, (ii) with respect to the Trademark Collateral shown on SCHEDULE A hereto as owned by it, such Debtor is the sole and exclusive owner thereof, free and clear of any Liens and rights of others (other than Permitted Liens), including licenses, registered user agreements and covenants by such Debtor not to sue third persons, and (iii) with respect to any Trademarks for which such Debtor is either a licensor or a licensee pursuant to a license or licensing agreement regarding such Trademark, each such license or licensing agreement is in full force and effect, such Debtor is not in default of any of its obligations thereunder and, other than (A) the parties to such licenses or licensing agreements, or (B) in the case of any non-exclusive license or license agreement entered into by such Debtor or any such licensor regarding such Trademark, the parties to any other such non-exclusive licenses or license agreements entered into by such Debtor or any such licensor with any other Person, no other Person has any rights in or to any of the Trademark Collateral. To the best of each Debtor's knowledge, the past, present and contemplated future use of the Trademark Collateral by such Debtor has not, does not and will not infringe upon or violate any right, privilege or license agreement of or with any other Person.

         (d) NO INFRINGEMENT. To each Debtor's knowledge, except as set forth on
Schedule 5.16(a) to the Loan Agreement (i) no material infringement or unauthorized use presently is being made of any of the Trademark Collateral by any Person, and (ii) the past, present, and contemplated future use of the Trademark Collateral by such Debtor has not, does not and will not infringe upon or violate any right, privilege, or license agreement of or with any other Person.

         (e) POWERS. Each Debtor has the unqualified right, power and authority to pledge and to grant to the Secured Party a security interest in all of its Trademark Collateral pursuant to this Agreement, and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person except as already obtained.

      5. COVENANTS. Each Debtor covenants that so long as this Agreement shall be in effect, each such Debtor shall:

         (a) COMPLIANCE WITH LAW. Comply, in all material respects, with all applicable statutory and regulatory requirements in connection with any and all of the Trademark Collateral and give such notice of trademark, prosecute such material claims, and do all other acts and take all other measures which, in such Debtor's reasonable business judgment, may be necessary or desirable to preserve, protect and maintain such Trademark Collateral and all of such Debtor's rights therein, including diligently prosecute any material trademark application pending as of the date of this Agreement or thereafter;

         (b) COMPLIANCE WITH AGREEMENT. Comply with each of the terms and provisions of this Agreement, the Loan Agreement, and the other Loan Documents, and not enter into any agreement (for example, a license agreement) which is inconsistent with the obligations of such Debtor under this Agreement without the Secured Party's prior written consent; and

             (c) LIEN PROTECTION. Not permit the inclusion in any contract to which such Debtor becomes a party of any provision that could impair or prevent the creation of security interests in favor of the Secured Party in such Debtor's rights and interest in the Trademark and the Trademark Collateral, and each such Debtor will promptly give the Secured Party written notice of the occurrence of any event that could have a material adverse effect on any of the Trademark or the Trademark Collateral, including any petition under the Bankruptcy Code filed by or against any licensor of any of the Trademarks for which such Debtor is a licensee.

         6. FUTURE RIGHTS. For so long as any of the Secured Obligations shall remain outstanding, or, if earlier, until the Secured Party shall have released or terminated, in whole but not in part, its interest in the Trademark Collateral, if and when any Debtor shall obtain rights to any new Trademarks, or any reissue, renewal or extension of any Trademarks, the provisions of SECTION 2 shall automatically apply thereto and the applicable Debtor shall give to the Secured Party prompt notice thereof. Each Debtor shall do all things deemed necessary or advisable by the Secured Party in the exercise of its Permitted Discretion to ensure the validity, perfection, priority and enforceability of the security interests of the Secured Party in such future acquired Trademark Collateral. If any Debtor refuses to execute and deliver, or fails timely to execute and deliver, any of the documents it is requested in writing to execute and deliver by the Secured Party in connection herewith, each Debtor hereby authorizes the Secured Party to modify, amend or supplement the Schedules hereto and to re-execute this Agreement from time to time on such Debtor's behalf and as its attorney-in-fact to include any future Trademarks which are or become Trademark Collateral and to cause such re-executed Agreement or such modified, amended or supplemented Schedules to be filed with the PTO.

         7. DUTIES OF THE SECURED PARTY. Notwithstanding any provision contained in this Agreement, the Secured Party shall have no duty to exercise any of the rights, privileges or powers afforded to it and shall not be responsible to the Debtors or any other Person for any failure to do so or delay in doing so. Except for the accounting for moneys actually received by the Secured Party hereunder or in connection herewith, the Secured Party shall have no duty or liability to exercise or preserve any rights, privileges or powers pertaining to the Trademark Collateral.

         8. [INTENTIONALLY OMITTED]

         9. REMEDIES. From and after the occurrence and during the continuation of an Event of Default, the Secured Party shall have all rights and remedies available to it under the Loan Agreement, any other Loan Documents and applicable law (which rights and remedies are cumulative) with respect to the security interests in any of the Trademark Collateral or any other Collateral. Each Debtor hereby agrees that such rights and remedies include the right of the Secured Party as a secured party to sell or otherwise dispose of the Trademark Collateral after default, pursuant to UCC Section 9-610. Each Debtor hereby agrees that the Secured Party shall at all times have such royalty-free licenses, to the extent permitted by law and the Loan Documents, for any Trademark Collateral that is reasonably necessary to permit the exercise of any of the Secured Party's rights or remedies upon or after the occurrence of (and during the continuance of) an Event of Default with respect to (among other things) any tangible asset of such Debtor in which the Secured Party has a security interest, including the Secured Party's rights to sell inventory, tooling or packaging which is acquired by such Debtor (or its successor, assignee or trustee in bankruptcy). In addition to and without limiting any of the foregoing, upon the occurrence and during the continuance of an Event of Default, the Secured Party shall have the right but shall in no way be obligated to bring suit, or to take such other action as the Secured Party deems necessary or advisable, in the name of any Debtor or the Secured Party, to enforce or protect any of the Trademark Collateral, in which event any such Debtor shall, at the request of the Secured Party, do any and all lawful acts and execute any and all documents required by the Secured Party in aid of such enforcement. To the extent that the Secured Party shall elect not to bring suit to enforce such Trademark Collateral after the occurrence and during the continuation of an Event of Default, the applicable Debtor agrees to use all reasonable measures and its diligent efforts, whether by action, suit, proceeding or otherwise, to prevent the infringement, misappropriation or violations thereof by others and for that purpose agrees diligently to maintain any action, suit or proceeding against any Person necessary to prevent such infringement, misappropriation or violation.

         10. BINDING EFFECT. This Agreement shall be binding upon, inure to the benefit of and be enforceable by each of the Debtors and the Secured Party and their respective successors and assigns.

         11. NOTICES. All notices and other communications hereunder shall be in writing and shall be mailed, sent or delivered in accordance with the Loan Agreement.

         12. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, except to the extent the validity or perfection of the security interests hereunder in respect of any Trademark Collateral are governed by federal law, in which case such choice of New York law shall not be deemed to deprive the Secured Party of such rights and remedies as may be available under federal law.

         13. ENTIRE AGREEMENT; AMENDMENT. This Agreement and the Loan Agreement, together with the Schedules hereto and thereto, contain the entire agreement of the parties with respect to the subject matter hereof and supersede all prior drafts and communications relating to such subject matter. Neither this Agreement nor any provision hereof may be modified, amended or waived except by the written agreement of the parties as provided in the Loan Agreement. Notwithstanding the foregoing, the Secured Party may reexecute this Agreement or modify, amend or supplement the Schedules hereto as provided in SECTION 6 hereof.

         14. SEVERABILITY. If one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party, such invalidity, illegality or unenforceability in such jurisdiction or with respect to such party shall, to the fullest extent permitted by applicable law, not invalidate or render illegal or unenforceable any such provision in any other jurisdiction or with respect to any other party, or any other provisions of this Agreement.

         15. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

         16. LOAN AGREEMENT. Each Debtor acknowledges that the rights and remedies of the Secured Party with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Loan Agreement and all such rights and remedies are cumulative.

         17. NO INCONSISTENT REQUIREMENTS. Each Debtor acknowledges that this Agreement and the other Loan Documents may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and each Debtor agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

         18. TERMINATION. Upon the payment and performance in full in cash of the Secured Obligations, including the cash collateralization, expiration, or cancellation of all Secured Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Loan Agreement, this Agreement shall terminate, and the Secured Party shall execute and deliver such documents and instruments and take such further action reasonably requested by Debtors and at Debtors' expense, as shall be reasonably necessary to evidence termination of the security interests granted by Debtors to the Secured Party.

                            [Signature page follows]

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.



                                          FRONTSTEP, INC.
                                          FRONTSTEP SOLUTIONS GROUP, INC.
                                          BRIGHTWHITE SOLUTIONS, INC.,
                                          each an Ohio corporation

                                          By: /s/ Daniel P. Buettin
                                              -------------------------------
                                              Name: Daniel P.Buettin
                                              Title:  Vice President & CFO





                                          FOOTHILL CAPITAL CORPORATION,
                                           a California corporation

                                          By: /s/ Katy J. Brooks
                                              -------------------------------
                                              Name:  Katy J. Brooks
                                              Title:  V.P.

STATE OF  New York                    )
                                      ) ss
COUNTY OF  New York                   )

                  On July 17, 2001, before me, Tom Caplis, Notary Public, personally appeared Daniel P. Buettin, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                  WITNESS my hand and official seal.



                                     /s/ Thomas W. Caplis
                                     -------------------------
                                     Signature


[SEAL]


STATE OF  New York                    )
                                      ) ss
COUNTY OF  New York                   )

                  On July 17, 2001, before me, Tom Caplis, Notary Public, personally appeared Katy J. Brooks, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity(ies) upon behalf of which the person(s) acted, executed the instrument.

                  WITNESS my hand and official seal.



                                      /s/ Thomas W. Caplis
                                     -----------------------------------------
                                     Signature


[SEAL]

                                       A-1
                                   SCHEDULE A
                       to the Trademark Security Agreement

                 TRADEMARKS OF FRONTSTEP SOLUTIONS GROUP, INC.


REGISTRATIONS AND PENDING APPLICATIONS (EXCLUDING INTENT-TO USE APPLICATIONS)

------------------------- -------------------- ----------------------- ------------------------ ----------------------
                                                                            Registration/           Registration/
          Type               Jurisdiction               Mark              Application Date         Application No.
          ----               ------------               ----              ----------------         --------------
------------------------- -------------------- ----------------------- ------------------------ ----------------------
Mark                      US                   SYTECENTRE              27-Jul-98                75/526,359
------------------------- -------------------- ----------------------- ------------------------ ----------------------
Mark                      US                   PUTTING YOUR            16-May-2000              2,350,110
                                               CUSTOMERS FIRST
------------------------- -------------------- ----------------------- ------------------------ ----------------------
Mark                      US                   SOLUTION SERVER         08-Oct-96                2,007,093
------------------------- -------------------- ----------------------- ------------------------ ----------------------
Mark                      US                   SYMIX                   16-May-2000              2,350,217
------------------------- -------------------- ----------------------- ------------------------ ----------------------
Mark                      US                   SYMIX                   04-Sep-90                1,611,920
------------------------- -------------------- ----------------------- ------------------------ ----------------------
Mark                      US                   SYTEAPS                 06-June-2000             2,355,181
------------------------- -------------------- ----------------------- ------------------------ ----------------------
Mark                      US                   SYTELINE                23-Dec-97                2,123,552
------------------------- -------------------- ----------------------- ------------------------ ----------------------
Mark                      US                   SYTEPOWER               14-Jul-98                2,172,499
------------------------- -------------------- ----------------------- ------------------------ ----------------------

Common Law Trademarks

FRONTSTEP
FRONTSTEP FRONT OFFICE


                                      A-1